Convertible note liability	12 Months Ended
Mar. 31, 2024
Convertible note liability
Convertible note liability

9. Convertible note liability

On January 15, 2024, in connection with the RTO Transaction (Note 5), the Company and Psyence Biomed II entered into the Securities Purchase Agreement with the Investors and the NCAC Sponsor, relating to up to four senior secured convertible notes obligations under which are guaranteed by certain assets of the Company and Psyence Biomed II, issuable to the Investors at or after the Closing, as the case may be, for the aggregate principal amount of up to $12,500,000 in exchange for up to $10,000,000 in cash subscription amounts (the “Convertible Note Financing”).

The First Tranche Notes, for an aggregate of $3,125,000 principal, were delivered by the Company to the Investors on January 25, 2024, in exchange for an aggregate of $2,500,000 in financing, which occurred substantially concurrently with the consummation of the RTO Transaction. On the original issuance date of the First Tranche Notes, interest began accruing at 8.0% per annum based on the outstanding principal amount of the First Tranche Notes and is payable monthly in arrears in cash or in common shares of the Company at the Conversion Price (as defined below). The maturity date of the First Tranche Note is January 25, 2027.

The price at which the Investors can convert the outstanding principal and interest to the common shares (the “Conversion Price”) is determined as follows: The initial Conversion Price of the First Tranche Notes was $10.00; provided, however, that such Conversion Price is subject to certain adjustments according to the terms and reset dates included in the First Tranche Notes and may be reduced to a Conversion Floor of $1.00, until the First Reset Date (5 days prior the initial Registration Statement is effective), then to $0.50 on the Second Reset Date (3-month anniversary of Closing Date) and no floor thereafter. The Conversion Price is the lowest volume-weighted average price (“VWAP”) of the shares up until conversion date subject to the conversion floor.

The Company is obligated to make a Make Whole Payment to Investors within thirty-five (35) Trading Days following a Conversion Date if the thirty (30) Day VWAP, starting from the first Trading Date after the conversion, is lower than the Conversion Price. The Make Whole Payment can be made in either cash or Common Shares, at the Company’s discretion, subject to certain conditions.

If the Company elects to settle the Make Whole Payment in Common Shares, it will transfer to the Holder the number of Common Shares (the “Make Whole Shares”) calculated as the difference between (A) the principal amount converted on the Conversion Date divided by the 30 Day VWAP, and (B) the principal amount converted divided by the Conversion Price on the Conversion Date. Alternatively, if the Company chooses to pay in cash, the payment will equal the number of Make Whole Shares multiplied by the 30 Day VWAP.

Total proceeds received were $2,500,000. The Company has designated the entire instrument as FVTPL instrument. The fair value of the convertible notes was estimated using a combined discounted cash flow approach and Monte Carlo simulation with the following assumptions as of March 31, 2024.

Inputs
Share price	1.14
Note principal amount	3,125,000
Prepayment Amount	130%
Discount rate shares	4.43%
Discount rate cash	20.83%
Volatility annual	100%
Volatility daily	6.30%
Risk free annual	4.43%

The fair value was calculated to be $7,657,397 as of March 31, 2024. A fair value loss was recognized of $5,157,397 during the year end March 31, 2024 ($nil, March 31, 2023).